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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-106268 and 333-111806 on Form S-3, and in Registration Statement Nos. 33-61093, 333-34433, 333-34435, 333-76138, and 333-76140 on Form S-8, of our
report dated January 10, 2005, appearing in this Annual Report on Form 10-K of Piedmont Natural Gas Company, Inc. for the year ended October 31, 2004.

/s/ Deloitte & Touche
Charlotte, North Carolina
January 10, 2005